SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 18, 1997
                                                        -----------------

                                   Q-MED, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)

         Delaware                     0-11411                 22-2468665
----------------------------          -------                 ----------
(State or other jurisdiction        (Commission              (IRS Employer
 of incorporation)                   File No.)            Identification No.)

100 Metro Park South, Laurence Harbor, New Jersey               08878
-------------------------------------------------               -----
(Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (732) 566-2666
                                                           --------------
                                       N/A
                         -------------------------------
                         (Former Name or former address,
                         if changed since last report.)

Item 5.    Other Events

         On December 18, 1997, qmed, Inc. (the "Company") sold an aggregate $2,000,000 8% Convertible Subordinated Notes due December 18, 2002 (the "Notes"), without discount or premium, in a private placement to three investors led by Galen Partners III, L.P. Interest on the Notes is capitalized annually and will be due at maturity. The Notes are convertible into shares of the Company's Common Stock at the rate of $5.60 per share, provided that if the average closing price of shares of the Company's Common Stock for the 90 trading days following the closing exceeds $7.25, then the conversion price will increase to $6.00. The Company may redeem the Notes in the event the average closing price of shares of the Company's Common Stock equals or exceeds $12.00 for a period of 90 days at the following times with the following premiums and may elect to pay the redemption price in shares of Common Stock:

          Year                         Redemption Price
          1998                              105%
          1999                              104%
          2000                              103%
          2001                              102%
          2002                              100%

The Company is required to redeem the Notes at higher premiums in the event of a change of control.

          In connection with the sale of the Notes, the Company granted certain rights to the purchasers, including registration rights and the right to appoint a member of the Company's board of directors. The Note Purchase Agreement prohibits the Company from paying dividends until the Notes are paid.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

     (a)       Financial Statements
               None

     (b)       Pro Forma Financial Information
               Pro Forma Balance Sheet as of August 31, 1997

     (c)       Exhibits
               4.1 Note Purchase Agreement between qmed, Inc. and Galen Partners III, L.P., Galen Partners International III, L.P., Galen Employee Fund III, L.P. dated as of December 18, 1997.
               4.2      Form of 8% Convertible Subordinated Note.
               4.3 Registration Rights Agreement between qmed, Inc. and Galen Partners III, L.P., Galen Partners International III, L.P., and Galen Employee Fund III, L.P. dated as of December 18, 1997


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Q-Med, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: January 7, 1998                                   Q-Med, Inc.

                                              By:      /s/ MICHAEL W. COX
                                                  -----------------------------
                                                    Michael W. Cox, President

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                             PRO FORMA BALANCE SHEET

         The following pro forma balance sheet of qmed, Inc. (the "Registrant") gives effect to the Registrant's sale of 8% Subordinated Convertible Notes in the amount of $2,000,000 on December 18, 1997.

         The following pro forma balance sheet may not be indicative of the future financial position of the Registrant and does not take into consideration the effect of changes in financial position and results of operations since August 31, 1997, other than the financing. It should be read in conjunction with the historical financial statements and notes of the Registrant contained in prior filings with the Securities and Exchange Commission.

                          Q-MED, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 August 31, 1997
                                   (Unaudited)

                                                     Historical        Adjustments        Pro Forma
                                                     ----------        -----------        ---------
ASSETS
Current assets

Cash and cash equivalents                        $   1,187,147    $    1,955,805    $     3,142,952
Investments                                                 --                                   --
Accounts receivable, net of
      allowances of approximately
      $88,000 and $142,000 respectively                224,306                              224,306
Inventories                                            741,355                              741,355
Prepaid expenses and other current assets              147,591                              147,591
                                                 -------------                      ---------------
      Total current assets                           2,300,399                            4,256,204

Debt issue costs                                            --            44,195             44,195
Property and equipment, net                            650,820                              650,820
Product software development costs                      67,534                               67,534
Other assets                                           179,374                              179,374
                                                 -------------                      ---------------
                                                 $   3,198,127                      $     5,198,127
                                                 =============                      ===============


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities

Accounts payable and accrued expenses            $     904,026                      $       904,026
Current maturities of long-term debt                        --                                   --
                                                 -------------                      ---------------
      Total current liabilities                        904,026                              904,026

8% Convertible Notes                                        --         2,000,000          2,000,000
Leases payable--long-term                              104,270                              104,270
Deferred revenue                                        92,038                               92,038
                                                 -------------                      ---------------
      Total liabilities                              1,100,334                            3,100,334

Stockholders' equity
      Common stock $.001 par value;
      20,000,000 shares authorized;
      9,585,049 and 9,483,615 shares
      issued and 9,563,049 and 9,461,615 shares
      outstanding respectively                           9,585                                9,585
Paid-in capital                                     17,974,354                           17,974,354
Accumulated deficit                                (15,810,521)                         (15,810,521)
                                                 -------------                      ---------------
                                                     2,173,418                            2,173,418
Unrealized (loss) on securities available for sale          --                                   --
Less: treasury stock at cost, 22,000 common shares     (75,625)                             (75,625)
                                                 -------------                      ---------------
Total stockholders' equity                           2,097,793                            2,097,793
                                                 -------------                      ---------------
                                                 $   3,198,127                      $     5,198,127
                                                 =============                      ===============
